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Exhibit 10.17

Joinder Agreement—Securities Holders Agreement

TSG Holdings Corp.
11311 McCormick Road
Suite 260
Hunt Valley, MD 21031-1437
Attn: President

Gentlemen:

In consideration of the issuance to the undersigned of the shares of Common Stock, par value $0.001 per share (the "Common Stock"), and the shares of Series A 10% Cumulative Compounding Preferred Stock, par value $0.001 per share (the "Preferred Stock"), of TSG Holdings Corp., a Delaware corporation (the "Company"), set out below, each of the Company and the undersigned agrees that, as of the date written below, the undersigned (i) shall become a party to that certain Securities Holders Agreement, dated as of August 21, 2003 (the "Agreement"), by and among the Company, Bruckmann, Rosser, Sherrill & Co. II, L.P., a Delaware limited partnership, ING Furman Selz Investors III L.P., a Delaware limited partnership, ING Barings Global Leveraged Equity Plan Ltd., a Bermuda corporation, ING Barings U.S. Leveraged Equity Plan LLC, a Delaware limited liability company, and the individuals designated as Management Investors on the signature pages thereto, and (ii) shall be fully bound by, and subject to, the terms and conditions of the Agreement that are applicable to the Management Investors (as defined in the Agreement) as though an original party thereto and shall be deemed a Management Investor for all purposes thereof.

Executed as of the 25th day of May, 2004.

Name:	Christopher A. Pierce	Name:	Eric Lane
Address:	67 Portland Street	Address:	1507 Royalsborough Road
	Yarmouth, ME 04096		Durham, ME 04222
Number of Shares of Common Stock: 36,859.812 Shares		Number of Shares of Common Stock: 896.590 Shares
Number of Shares of Preferred Stock: 3,096.22420 Shares		Number of Shares of Preferred Stock: 75.31356 Shares
Name:	William Braley	Name:	Kenneth Stickley, Jr.
Address:	23 Braley Way	Address:	63 George Hannon Road
	Brunswick, ME 04011		Casco, ME 04015
Number of Shares of Common Stock: 1,245.264 Shares		Number of Shares of Common Stock: 597.727 Shares
Number of Shares of Preferred Stock: 104.60217 Shares		Number of Shares of Preferred Stock: 50.20904 Shares

This Joinder Agreement—Securities Holders Agreement shall constitute a legally binding agreement of the undersigned.

Sincerely,
/s/ CHRISTOPHER A. PIERCE Christopher A. Pierce
/s/ ERIC LANE Eric Lane
/s/ WILLIAM BRALEY William Braley
/s/ KENNETH STICKLEY, JR. Kenneth Stickley, Jr.

Acknowledged and Agreed:

TSG HOLDINGS CORP.
By:	/s/ ROBERT M. JAKOBE Name: Robert M. Jakobe Title: Vice President

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  Exhibit 10.17
Joinder Agreement—Securities Holders Agreement